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                                                                    EXHIBIT 10.3

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This Amendment Agreement dated as of December 9, 2003 (this "Amendment"), is made and entered into between M&T BANK CORPORATION (the "Borrower") and CITIBANK, N.A. (the "Lender").

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of December 15, 2000 (the "Agreement");

         WHEREAS, the Borrower and the Lender desire to amend the Agreement in certain respects;

         NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions and References. Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Agreement.

         SECTION 2. Amendments.

         (a) The fourth sentence of Section 2.04(d) of the Agreement is hereby amended and restated to provide as follows:

         "The Lender will notify the Borrower in writing of its decision not less than 20 days and not more than 30 days prior to the Existing Commitment Termination Date."

         (b) Section 4.05 of the Agreement is hereby amended by replacing the words "actions, suits or proceedings" in the first sentence thereof with "actions, suits, proceedings or investigations."

         (c) Section 7.04(b) of the Agreement is hereby amended by the addition of the following sentence at the end of such section:

         "The Borrower also agrees not to assert any claim for special, indirect, consequential or punitive damages against the Lender, any of its Affiliates or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability arising out of or otherwise relating to Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances."

         (d) The following provision is hereby inserted as Section 7.13 of the Agreement:

         "SECTION 7.13 Disclosure of U.S. Tax Treatment. Notwithstanding any other provision herein, the Borrower and the Lender (and each employee, representative or other agent of each of such parties) may disclose to any and all Persons without limitation of any kind, the U.S. tax treatment and U.S. tax structure of this Agreement and the transactions

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         contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing parties relating to such U.S. tax treatment and U.S. tax structure.

         SECTION 3. Representations True; No Default. The Borrower represents and warrants that:

         (a) The representations and warranties contained in Article IV of the Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof.

         (b) No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, which constitutes a Default.

         SECTION 4. Legal Obligation. The Borrower represents and warrants to the Lender that this Amendment has been duly authorized, executed and delivered on its behalf, and that the Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         SECTION 5. Ratification. Except as amended hereby, the Agreement and all other documents executed in connection therewith (including without limitation, the Note) shall remain in full force and effect. The Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.

         SECTION 6. Conditions Precedent. This Amendment will become effective on and as of the first date on which the Lender has received the following, each in form and substance satisfactory to the Lender:

         (a) a counterpart of this Amendment duly executed by the Lender and the Borrower;

         (b) certified copies of all documents evidencing necessary corporate action and governmental and other third party approvals, if any, with respect to this Amendment; and

         (c) a certificate of the Borrower's Corporate Secretary or Assistant Secretary certifying the names and true signatures of the Borrower's officers authorized to sign this Amendment.

         SECTION 7. Miscellaneous.

         (a) The Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

         (b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         (c) Any references in the Agreement to "this Agreement", "hereunder", "herein" or words of like import, and each reference in any other document executed in connection with the Agreement (including without limitation, the Note), to "the Agreement", "thereunder", "therein" or words of like import, shall mean and be a reference to the Agreement as amended hereby.

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         (d)      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                M&T BANK CORPORATION

                                By /s/ Michael S. Piemonte
                                   ---------------------------------
                                Name: Michael S. Piemonte
                                Title: Senior Vice President

                                CITIBANK, N.A.

                                By /s/ Catherine R. Morrow
                                   ----------------------------------
                                Title: Vice President

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